UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2011

RxBids
(Exact Name of registrant as specified in Its charter)

Nevada	000-53373	20-1226081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9050 W. Warm Springs Rd. #12-2129 Las Vegas, Nevada	89148
(Address of principal executive offices)	(Zip Code)

(702) 540-2222
(Registrant’s telephone number, including area code)

  N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.  Entry into a Material Definitive Agreement.

On January 14, 2011, certain shareholders  (the “Sellers”) of RxBids, a Nevada corporation (the “Company”) entered into a Memorandum of Understanding (the “MOU”) with Avi Koschitzki (“Koschitzki”) regarding a change in control of the Company whereby the Sellers, including the Company’s President, Mack Bradley ("Bradley"), have agreed to sell their collective 50.8% controlling interest in the Company to Koschitzki (the “Transaction”).  Pursuant to the MOU, consummation of the Transaction is subject to due diligence and completion of a definitive stock purchase agreement. On the closing of the Transaction, Koschitzki will be added to the Company’s Board of Directors, Todd Albiston will resign as a director and the Company will simultaneously (i) approve a one for 12 reverse split of its outstanding common stock; (ii) effect the acquisition of Xsovt, LLC, a New York limited liability company; and (iii) complete certain minimum funding requirements under the MOU.  The Company has been granted the right to convey its present business operations to Bradley in consideration of his extinguishment of Company debt owed to Bradley in the amount of $20,000; and Mr. Bradley has been granted a similar right to acquire the current business operations of the Company.  It is anticipated that the Transaction will be further memorialized by additional definitive documentation.  The foregoing is only a summary of the terms and conditions of the MOU and is modified in its entirety by reference to the MOU, a copy of which is attached hereto and incorporated herein by reference.  See Item 9.01.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.                                Description of Exhibit

10.1                                    Memorandum of Understanding, dated January 14, 2011

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, the exhibit hereto and the statements of representatives and partners of the Company related thereto contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions, operations oversight, bringing on and managing new relationships, demand for products and product-candidates, and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions.  These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission.  Actual results (including, without limitation, those relating to the closing of the Transaction, the acquisition by the Company of Xsovt, LLC and the purchase and sale options regarding the present business operations of the Company described herein) may differ significantly from those set forth or implied in the forward-looking statements.  These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company undertakes no obligation to publically update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RxBids

By:	/s/ Mack Bradley
Name: Mack Bradley
Title: President and CEO

Dated: January 21, 2011

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